SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2001


                         EMERGENT FINANCIAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-25521                88-0407331
(State  or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of  Incorporation)                                      Identification  No.)

               3125 Sterling Circle, suite 100, Boulder, CO 80301 (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 544-0044

Item  2.  Other  Events.

     On September 26, 2001, Emergent Financial Group, Inc. ("Emergent") consummated its acquisition of KeyCom, Inc. ("KeyCom") pursuant to the terms of the previously reported Agreement and Plan of Reorganization, dated as of July
19, 2001 (the "Merger Agreement"), among Emergent, KeyCom and KeyCom Holding Corporation, a wholly owned subsidiary of Emergent ("KeyCom Holding"). Pursuant to the Merger Agreement, KeyCom Holding merged with and into KeyCom, with KeyCom Holding surviving the Merger as a wholly-owned subsidiary of Emergent. Pursuant to the Merger Agreement, the shareholders of KeyCom received 250,000 of Emergent's Senior Series E Secured Preferred Stock. The Preferred Stock will not be transferable until September 26, 2003. Pursuant to the terms of the Agreement and Plan of Merger, Emergent also agreed to invest $1,000,000 into KeyCom prior to closing.

     The Merger Agreement, and the related Agreement and Plan of Merger, the Certificate of Designations for the Senior Series E Preferred Stock, the Registration Rights Agreement and the Security Agreement are each incorporated herein by reference to Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5 hereto, and a copy of the press release of Emergent announcing the effectiveness of the Merger is incorporated herein by reference and included herein as Exhibit 99.1 hereto. The foregoing description of such documents is qualified in their entirety by reference to such exhibits. On the closing date, KeyCom waived compliance with the requirement to of Emergent Financial Group to provide a formal underwriting commitment issued by Heritage West Securities, Inc., as set forth in Section 6.7 of the Agreement and Plan of Reorganization.


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Item  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.

(c)      Exhibits.

     2.1 Agreement and Plan of Reorganization among Emergent Financial Group, Inc., a Delaware corporation, KeyCom, Inc., a Delaware corporation and KeyCom Holding Corporation, a Delaware corporation, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.1 to Emergent's
          Annual  Report  on  Form  10-KSB  filed  on  August  15,  2001)
     2.2 Agreement and Plan of Merger among Emergent Financial Group, Inc., a Delaware corporation, KeyCom, Inc., a Delaware corporation and KeyCom Holding Corporation, a Delaware corporation, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.2 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).
     2.3 Certificate of Designations of Rights, Preferences, Privileges and Restrictions of Senior Series E Preferred Stock of Emergent Financial Group, Inc. (incorporated by reference to Exhibit 10.3 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).
     2.4 Registration Rights Agreement among Emergent Financial Group, Inc., a Delaware corporation, and the Shareholders signatories thereto, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.4 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).
     2.5 Security Agreement among Emergent Financial Group, Inc., a Delaware corporation, and the Shareholders signatories thereto, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.5 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).


          99.1  Press  Release,   dated  September  26,  2001,  announcing  the
acquisition  by  Emergent  Financial  Group,  Inc.  of  KeyCom,  Inc.

          99.2  Table  of  Financial  Information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October  11,  2001

                                    EMERGENT  FINANCIAL  GROUP,  INC.


                                    By:    /s/  Jason  Galanis
                                    Name:  Jason  Galanis
                                    Title: President and Chief Executive Officer

                                  EXHIBIT  INDEX

Exhibit  Number  Description
Number


     2.1 Agreement and Plan of Reorganization among Emergent Financial Group, Inc., a Delaware corporation, KeyCom, Inc., a Delaware corporation and KeyCom Holding Corporation, a Delaware corporation, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.1 to Emergent's
          Annual  Report  on  Form  10-KSB  filed  on  August  15,  2001).


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     2.2  Agreement  and  Plan of Merger among Emergent Financial Group, Inc., a
          Delaware corporation, KeyCom, Inc., a Delaware corporation and KeyCom Holding Corporation, a Delaware corporation, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.2 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).
     2.3 Certificate of Designations of Rights, Preferences, Privileges and Restrictions of Senior Series E Preferred Stock of Emergent Financial Group, Inc. (incorporated by reference to Exhibit 10.3 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).
     2.4 Registration Rights Agreement among Emergent Financial Group, Inc., a Delaware corporation, and the Shareholders signatories thereto, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.4 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).
     2.5 Security Agreement among Emergent Financial Group, Inc., a Delaware corporation, and the Shareholders signatories thereto, dated as of July 19, 2001 (incorporated by reference to Exhibit 10.5 to Emergent's Annual Report on Form 10-KSB filed on August 15, 2001).

          99.1  Press  Release,   dated  September  27,  2001,  announcing  the
acquisition  by  Emergent  Financial  Group,  Inc.  of  KeyCom,  Inc.


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